EXHIBIT 10.22
FIRST AMENDMENT
TO
SECOND LIEN CREDIT AGREEMENT
     FIRST AMENDMENT, dated as of May 24, 2007 (this “Amendment”), to the SECOND LIEN CREDIT AGREEMENT, dated as of December 9, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FGX INTERNATIONAL INC., a Delaware corporation (the “US Borrower”), FGX INTERNATIONAL LIMITED, a British Virgin Islands company and the parent of the US Borrower (the “BVI Borrower”, and together with the US Borrower, the “Borrowers” and, individually, each a “Borrower”), the Lenders parties thereto, J.P. MORGAN SECURITIES INC. and GE CAPITAL MARKETS, INC. as co-lead arrangers, GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Terms used herein but not defined shall have the meanings set forth in the Credit Agreement.
W I T N E S S E T H :
     WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement; and
     WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement on the terms set forth herein, and the Lenders are willing to agree to such amendments;
     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Credit Agreement, the parties hereby agree as follows:
     1. Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Syndication Agent” in its entirety and substituting in lieu thereof the following definition:
     “Syndication Agent”: From and after the First Amendment Effective Date (as defined in the First Amendment to this Agreement), the Syndication Agent will be Wachovia Bank, National Association.
     2. Amendments to Section 8.1. (a) Section 8.1(a) of the Credit Agreement is hereby amended by deleting the portion of the table contained therein covering the periods indicated below and substituting in lieu thereof the following:

Consolidated
Fiscal Quarter	Leverage Ratio
June 30, 2007	5.00 to 1.00
September 30, 2007	4.75 to 1.00
December 31, 2007	4.75 to 1.00
March 31, 2008	4.50 to 1.00

Consolidated
Fiscal Quarter	Leverage Ratio
June 30, 2008	4.25 to 1.00
     (b) Section 8.1(b) of the Credit Agreement is hereby amended by deleting the portion of the table contained therein covering the periods indicated below and substituting in lieu thereof the following:

Consolidated
Fiscal Quarter	First Lien Leverage Ratio
June 30, 2007	4.00 to 1.00
September 30, 2007	4.00 to 1.00
December 31, 2007	4.00 to 1.00
March 31, 2008	3.50 to 1.00
June 30, 2008	3.50 to 1.00
     3. Amendments to Section 8.2 (Indebtedness) of the Credit Agreement. Section 8.2 of the Credit Agreement is hereby amended by deleting subsection (g) in its entirety and substituting in lieu thereof the following subsection (g):
     (g) subject to the Intercreditor Agreement, (i) First Lien Debt in an aggregate principal amount not to exceed $185,000,000 plus the amount of any fees, premiums and expenses in connection with a permitted refinancing thereof and accrued interest thereon and (ii) guaranties thereof by Holdings or any Subsidiary that is a Subsidiary Guarantor thereof; and
     4. Conditions to Effectiveness. This Amendment shall be effective on the date upon which each of the following conditions precedent have been satisfied (the “First Amendment Effective Date”):
(1) this Amendment shall have been executed and delivered by the Borrowers, JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and the Required Lenders;
(2) the First Amendment to the First Lien Credit Agreement shall have been executed and delivered by the Borrowers, JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and the required lenders under the First Lien Credit Agreement;
(3) one or more Lenders, together with one or more banks or other financial institutions or entities not parties to this Amendment, shall have committed to make Additional First Lien Term Loans in the aggregate amount of $20,000,000; and

(4) the Administrative Agent shall have received an amendment fee for the account of each Lender that has executed and delivered or otherwise consented to this Amendment on or prior to 5:00 p.m. New York City time, on May 24, 2007, in an amount equal to 0.10% of the sum of the Term Loans and Revolving Commitments of such lender thereunder. The amendment fees are due and payable simultaneously with the funding of the Additional First Lien Term Loans, which shall occur after all other conditions to the effectiveness of this Amendment (other than the payment of the fees hereunder) are satisfied.
     5. Amendments to Section 8.7 (Capital Expenditures). (a) Section 8.7of the Credit Agreement is hereby amended by deleting the portion of the table contained therein covering the periods indicated below and substituting in lieu thereof the following:

Fiscal Year	Amount
2007	$22,000,000
2008 through 2012	$20,000,000
     6. Amendments to Section 10.11 (The Syndication Agent) of the Credit Agreement. Section 10.11 of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following:
     10.11 The Syndication Agent. Except as expressly set forth herein, the Syndication Agent shall not have any obligations or liabilities hereunder and the rights of the Syndication Agent under the Agreement shall terminate in the event Wachovia Bank, National Association ceases to be a Lender hereunder.
     7. Replacement of Administrative Agent. (a) JPMorgan Chase Bank, N.A. hereby resigns as Administrative Agent under the Second Lien Credit Agreement and the other Second Lien Loan Documents, effective on June 19, 2007.
          (b) The Borrowers agree to pay JPMorgan Chase Bank, N.A. on June 19, 2007 all fees and interest accrued and unpaid on the outstanding Commitments, Loans and Letters of Credit, as of such date for the benefit of the Lenders (whether or not such fees and interest are then due and payable by the terms of the Second Lien Credit Agreement and without prejudice to payment obligations with respect to fees and interest accruing after June 19, 2007, including any such payment obligations on June 30, 2007).
          (c) Deutsche Bank Trust Company Americas hereby agrees to become the successor Administrative Agent, effective upon the First Amendment Effective Date. In its capacity as Administrative Agent, Deutsche Bank Trust Company Americas shall have the following address for notice and other communications under the Second Lien Loan Documents:
Attention: Scottye Lindsey
Deutsche Bank Trust Company Americas
60 Wall Street
MS NYC60-0208
New York, NY 10005

          (d) Each Lender party to this Amendment and the Borrowers hereby (i) acknowledge the resignation of JPMorgan Chase Bank, N.A. as Administrative Agent and that the provisions of Section 10 of the Second Lien Credit Agreement continue to inure to its benefit as to any actions taken or omitted to be taken while it was Administrative Agent, (ii) waive any further notice requirement otherwise applicable to such resignation pursuant to Section 10.9 of the Second Lien Credit Agreement or otherwise, (iii) appoint and consent to the appointment of Deutsche Bank Trust Company Americas as the successor Administrative Agent, effective upon the First Amendment Effective Date, and (iv) agree and confirm that the provisions of Sections 10 and 11.5 of the Second Lien Credit Agreement inure to the benefit of Deutsche Bank Trust Company Americas on actions as Administrative Agent from and after its appointment as Administrative Agent. The fees payable to Deutsche Bank Trust Company Americas for acting as Administrative Agent, as provided in Section 2.4 of the Second Lien Credit Agreement, shall be as separately agreed between it and the Borrower.
          (e) JPMorgan Chase Bank, N.A. shall from time to time, do all such things as Deutsche Bank Trust Company Americas, as the successor Administrative Agent, may reasonably require or consider desirable to enable it to replace JPMorgan Chase Bank, N.A. in the role of Administrative Agent and to that intent JPMorgan Chase Bank, N.A. shall execute all such instruments, deeds and agreements, obtain all consents, approvals and other authorizations necessary and shall give all such notices and directions as Deutsche Bank Trust Company Americas may consider expedient.
     8. Consent to Amendment of the First Lien Credit Agreement. The Lenders party to this Amendment hereby consent to the execution and delivery to the parties thereto of the First Amendment, dated as of the date hereof, to the First Lien Credit Agreement.
     9. Continuing Effect of the Credit Agreement. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
     10. Representations and Warranties. To induce the Lenders, the Administrative Agent, the Collateral Agent and Deutsche Bank Trust Company Americas, as successor Administrative Agent, to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent, the Collateral Agent, Deutsche Bank Trust Company Americas, as successor Administrative Agent, and all of the Lenders as of the First Amendment Effective Date (after giving effect to this Amendment) that:
          (a) The representations and warranties made by each Borrower in and pursuant to the Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to this Amendment, as if made on and as of the First Amendment Effective Date, provided that, any representation or warranty made as of a specified date need only be true and correct in all material respects as of such specified date.
          (b) No Default or Event of Default shall have occurred and be continuing.
     11. Counterparts. This Amendment may be executed in counterparts (including counterparts by facsimile), and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.
     12. Direction to Collateral Agent. By executing this Amendment, the Administrative Agent hereby authorizes and directs the Second Lien Collateral Agent to execute this Amendment pursuant to Section 10.4 of the Credit Agreement.
     13. GOVERNING LAW. THE AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

FGX INTERNATIONAL INC., as a Borrower
By:	/s/ Alec Taylor
	Name:	Alec Taylor
	Title:	CEO

FGX INTERNATIONAL LIMITED, as a Borrower
By:	/s/ Alec Taylor
	Name:	Alec Taylor
	Title:	CEO

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ Kathryn A. Duncan
	Name:	Kathryn A. Duncan
	Title:	Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent
By:	/s/ James R. Persico
	Name:	James R. Persico
	Title:	Duly Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Successor Administrative Agent and as a Lender
By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Vice President

WILMINGTON TRUST COMPANY, as Second Lien Collateral Agent
By:	/s/ James J. McGinley
	Name:	James J. McGinley
	Title:	Authorized Signer

Atrium CDO, as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

Canpartners Investments IV, LLC, as a Lender
By:	/s/ Joshua Friedman
	Name:	Joshua Friedman
	Title:	Authorized Signatory

By:	Canpartners Investments IV, LLC, a California limited liability company

Canyon Capital CLO 2004-1, Ltd. and Canyon Capital CLO 2006-1, Ltd., as a Lender
By:	/s/ Dominique Mielle
	Name:	Dominique Mielle
	Title:	Authorized Signatory

By: Canyon Capital Advisors LLC, a Delaware
limited liability company, its Collateral Manager

Atrium II, as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

Castle Garden Funding, as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

CSAM Funding I, as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

CSAM Funding II, as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

CSAM Funding III, as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

GOLUB CAPITAL CP FUNDING LLC, as a Lender
By:	/s/ David Golub
	Name:	David Golub
	Title:	Vice Chairman

GOLUB CAPITAL PARTNERS FUNDING 2007-1 LTD., as a Lender
By: Golub Capital Incorporated, as Servicer

By:	/s/ David Golub
	Name:	David Golub
	Title:	Vice Chairman

GOLUB INTERNATIONAL LOAN LTD. I, as a Lender
By: GOLUB CAPITAL INTERNATIONAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ David Golub
	Name:	David Golub
	Title:	Vice Chairman

GANNETT PEAK CLO I, LTD.
By: McDonnell Investment Management, LLC,
as Investment Manager
as a Lender

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

MCDONNELL LOAN OPPORTUNITY LTD.

By: McDonnell Investment Management, LLC,
as Investment Manager
as a Lender

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

Store Tower Credit Funding Ltd.
By: Store Tower Fund Management LLC,
as its Collateral Manager
as a Lender

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory